UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2007

Petrol Oil and Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-3009 (Commission File Number)	90-0066187 (I.R.S. Employer Identification No.)

Corporate Woods Building 51

9393 West 110th Street, Suite 500

Overland Park, Kansas 66210

(Address of principal executive office)(Zip Code)

(913) 323-4925

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers

Effective July 23, 2007, Duane D. Fadness resigned as a director of the Company. The Company is not aware of any disagreement Mr. Fadness may have with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                            PETROL OIL AND GAS, INC.

By:	/s/ Loren Moll	,
Loren Moll
President and Chief Executive Officer

Date:	July 27, 2007